Exhibit 99.2

PHEAA - Student Loan Trust 2003-1, 2004-1 & 2005-1

Quarterly Servicing Report

Report Date:  06/30/2005                                      Report Period: 04/01/2005 - 06/30/2005

I.            Series 2003-1, 2004-1 & 2005-1 Asset and Liability Summary

A.  Student Loan Portfolio and Fund Balance

		03/31/2005	Net Activity	06/30/2005
1.	Financed Student Loans - Principal Balance	$659,385,199.13	$343,400,305.73	$1,002,785,504.86
2.	Interest Expected to be Capitalized	$2,089,812.47	$2,171,410.23	$4,261,222.70
3.	Total Pool Balance	$661,475,011.60	$345,571,715.96	$1,007,046,727.56
4.	Financed Student Loans - Borrower Interest Balance	$4,008,246.87	$3,177,447.50	$7,185,694.37
5.	Accrued Interest Subsidy & Special Allowance (Net of Lender Origination Fees)	$2,335,028.65	$2,192,746.28	$4,527,774.93

6	Weighted Average Coupon Rate	4.47%		4.40%
7	Weighted Average Remaining to Maturity (in months)	185.75		197.26
8	Number of Loans	99,511		120,159
9	Number of Borrowers	54,465		68,269

B.  Reserve Fund

		03/31/2005	Change	06/30/2005
1	Reserve Fund (0.95%)	$7,102,992.38	$3,134,951.83	$10,237,944.21
2	Reserve Fund Floor	$500,000.00		$500,000.00
3	Current Reserve Account Balance	$7,102,992.38	$3,134,951.83	$10,237,944.21

C.  Other Fund Balances

		03/31/2005	Change	06/30/2005
1	Acquisition Fund	$9,235.67	$334,279.62	$343,515.29
2	Revenue Fund (including sub-accounts & Intransits from Servicer)	$32,643,071.12	$14,585,293.03	$47,228,364.15

D.  Notes and Certificates

		CUSIP	Spread	03/31/2005%		06/30/2005%
1	2003-1 Class A-1 LIBOR Notes	71722TAD6	0.06%	$127,219,000.00	18.08%	$110,877,000.00	10.31%
2	2003-1 Class A-2 ARS Notes	71722TAA2	ARS	$66,600,000.00	9.46%	$54,250,000.00	5.05%
3	2003-1 Class A-3 ARS Notes	71722TAB0	ARS	$90,000,000.00	12.79%	$90,000,000.00	8.37%
4	2003-1 Class B-1 ARS Notes	71722TAC8	ARS	$20,000,000.00	2.84%	$20,000,000.00	1.86%
5	2004-1 Class A-1 LIBOR Notes	71722TAE4	0.12%	$200,000,000.00	28.42%	$200,000,000.00	18.60%
6	2004-1 Class A-2 ARS Notes	71722TAF1	ARS	$90,000,000.00	12.79%	$90,000,000.00	8.37%
7	2004-1 Class A-3 ARS Notes	71722TAG9	ARS	$90,000,000.00	12.79%	$90,000,000.00	8.37%
8	2004-1 Class B-1 ARS Notes	71722TAH7	ARS	$20,000,000.00	2.84%	$20,000,000.00	1.86%
9	2005-1 Class A-1 LIBOR Notes	71722TAJ3	0.03%	$—	0.00%	$273,000,000.00	25.39%
10	2005-1 Class A-2 LIBOR Notes	71722TAK0	0.08%	$—	0.00%	$107,000,000.00	9.95%
11	2005-1 Class B-1 ARS Notes	71722TAL8	ARS	$—	0.00%	$20,000,000.00	1.86%
12	Total Notes and Certificates			$703,819,000.00	100.00%	$1,075,127,000.00	100.00%

II.        Series 2003-1, 2004-1 & 2005-1 Transactions and Accruals 04/01/2005 thru 06/30/2005

			Beg/End Balances
A.	Student Loan Cash Principal Activity		659,385,199.13
	1 Borrower Payments	$(17,158,728.00)
	2 Claim Payments	$(2,465,175.07)
	3 Consolidation Payoffs	$(21,081,651.02)
	4 Other Cash Payments from Servicer	$2,821.26
	5 Acquisitions / Sales	$382,653,448.43
	6 Total Principal Cash Activity	$341,950,715.60

B.	Student Loan Non-Cash Principal Activity
	1 Capitalized Interest	$1,443,428.23
	2 Cancellations / Reissues	$—
	3 Amounts due to / (from) Servicer for non-cash adjustments	$(8,430.08)
	4 Amounts due to / (from) Guarantor - Ins fees	$—
	5 Amounts due to / (from) Dept. of Ed.	$(0.75)
	6 Borrower Benefit reductions	$(10,582.47)
	7 Other Non-Cash Adjustments	$25,175.20
	8 Total Non-Cash Principal Activity	$1,449,590.13

C.	Total Student Loan Principal Activity	$343,400,305.73	$1,002,785,504.86

D.	Student Loan Cash Interest Activity		6,343,275.52
	1 Borrower Payments (includes Late Fees)	$(8,275,475.55)
	2 Claim Payments	$(94,880.26)
	3 Consolidation Payoffs	$(148,845.03)
	4 Other Cash Payments from Servicer (includes Late Fees)	$(84.31)
	5 Acquisitons / Sales	$3,076,736.73
	6 Subsidy Payments (ISP)	$—
	7 Special Allowance Payments (SAP)	$(2,335,028.65)
	8 Total Interest Collections	$(7,777,577.07)

E.	Student Loan Non-Cash Interest Activity
	1 Borrower Accruals (includes Late Fees)	$10,063,850.44
	2 Interest Subsidy Payment Accrual	$538,920.77
	3 Special Allowance Payment Accrual Estimate	$3,988,854.16
	4 Capitalized Interest	$(1,443,428.23)
	5 Amounts due to / (from) Servicer for non-cash adjustments	$5.96
	6 Other Adjustments	$(432.25)
	7 Total Non-Cash Interest Activity	$13,147,770.85

F.	Total Student Loan Interest Activity	$5,370,193.78	$11,713,469.30

G.	Non-Reimbursable Losses During Collection Period	$(1,349.32)

H.	Cumulative Non-Reimbursable Losses to Date	$(25,974.29)
			$1,014,498,974.16

III. Cash Receipts & Disbursements for the Period 04/01/2005 thru 06/30/2005

	Beginning Cash Balance @ 03/31/2005		$32,657,373.50
A.		Principal Cash Collections
	1	Principal Payments Received - Borrower Payments	$17,158,728.00
	2	Principal Payments Received - Claim Payments	$2,465,175.07
	3	Principal Payments Received - Consolidation Payoffs	$21,081,651.02
	4	Principal Payments Received - Other Payments from Servicer	$(2,821.26)
	5	Principal Payments Received - Sales	$—
	6	Total Principal Collections	$40,702,732.83

B.		Interest Cash Collections
	1	Interest Payments Received - Borrower Payments	$8,275,475.55
	2	Interest Payments Received - Claim Payments	$94,880.26
	3	Interest Payments Received - Consolidation Payoffs	$148,845.03
	4	Interest Payments Received - Other Payments from Servicer (includes Late Fees)	$84.31
	5	Interest Payments Received - Interest Subsidy & Special Payments	$2,348,332.32
	6	Interest Payments Received - Sales	$—
	7	Total Interest Collections	$10,867,617.47

C.		Reimbursements from Servicer for Non-Cash transactions	$81,164.94

C.		Reimbursements from Guarantor for Insurance Fee Cancellations	$—

C.		Reimbursements from Dept. of Ed. for Origination Fee Cancellations	$306.81

D.		Transfer from Acquisition Fund	$—

E.		Transfers from Reserve Fund	$272,574.50

F.		Investment Earnings
	1	Revenue Fund Investment Earnings	$37,951.96
	2	Distribution Account Investment Earnings	$51,864.78
	3	Payments Clearing Account Investment Earnings	$89,145.39
	4	Acquisition Fund Investment Earnings	$1,936.96
	5	Reserve Fund Investment Earnings	$68,196.11
	6	Total Investment Earnings	$249,095.20

G.		Funds Previously Remitted - Cash Disbursements
	1	Consolidation rebate fees to Dept. of Ed.	$(1,973,794.60)
	2	Servicing Fees	$(760,223.58)
	3	Trustee Fees	$(91,271.17)
	4	Administration Fees	$(563,900.47)
	5	Broker Dealer/Auction Agent Fees	$(245,609.37)
	6	Auditing Fees	$—
	7	Derivative Payments Paid to Counterparties	$—
	8	Interest Payments - LIBOR Notes & Auction Rate Notes	$(5,251,464.20)
	9	Principal Payments - LIBOR Notes & Auction Rate Notes	$(28,692,000.00)
	10	Funds released to Depositor from the Trust	$—
	11	Total Previously Remitted Fees	$(37,578,263.39)

H.		Total Cash Available at 06/30/2005 (Revenue Fund and sub-accounts)	$47,252,601.86

I.		Revenue Fund Reconciliation
	1	Revenue Fund (including sub-accounts & Intransits from Servicer)	$47,228,364.15
	2	Plus: Reserve Fund Investment Earnings Pending Transfer to Revenue Account	$24,237.71
		Total Cash Available at 06/30/2005 (Revenue Fund and sub-accounts)	$47,252,601.86

IV. Auction Rate Securities Detail

A.	Auction Rate Securities Paid During Report Period

1 Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
2003-1 Class A-2 ARS Notes	04/01/2005	2.750%	28	03/04/2005	3/31/2005	$142,450.00
2003-1 Class A-2 ARS Notes	04/29/2005	3.300%	28	04/01/2005	4/28/2005	$170,940.00
2003-1 Class A-2 ARS Notes	05/27/2005	3.170%	28	04/29/2005	05/26/2005	$164,206.00
2003-1 Class A-2 ARS Notes	06/24/2005	3.130%	28	05/27/2005	06/23/2005	$132,068.61
Total 2003-1 Class A-2 ARS Interest paid						$609,664.61

2003-1 Class A-3 ARS Notes	04/08/2005	2.950%	28	03/11/2005	04/07/2005	$206,500.00
2003-1 Class A-3 ARS Notes	05/06/2005	3.150%	28	04/08/2005	05/05/2005	$220,500.00
2003-1 Class A-3 ARS Notes	06/03/2005	3.140%	28	05/06/2005	06/02/2005	$219,800.00
Total 2003-1 Class A-3 ARS Interest paid						$646,800.00

2003-1 Class B-1 ARS Notes	04/08/2005	3.000%	28	03/11/2005	04/07/2005	$46,666.67
2003-1 Class B-1 ARS Notes	05/06/2005	3.400%	28	04/08/2005	05/05/2005	$52,888.89
2003-1 Class B-1 ARS Notes	06/03/2005	3.280%	28	05/06/2005	06/02/2005	$51,022.22
Total 2003-1 Class B-1 ARS Interest paid						$150,577.78

2004-1 Class A-2 ARS Notes	04/14/2005	3.060%	28	03/17/2005	04/13/2005	$211,265.75
2004-1 Class A-2 ARS Notes	05/12/2005	3.060%	28	04/14/2005	05/11/2005	$211,265.75
2004-1 Class A-2 ARS Notes	06/09/2005	3.140%	28	05/12/2005	06/08/2005	$216,789.04
Total 2004-1 Class A-2 ARS Interest paid						$639,320.54

2004-1 Class A-3 ARS Notes	04/28/2005	3.280%	28	03/31/2005	04/27/2005	$226,454.79
2004-1 Class A-3 ARS Notes	05/26/2005	3.150%	28	04/28/2005	05/25/2005	$217,479.45
2004-1 Class A-3 ARS Notes	06/23/2005	3.160%	28	05/26/2005	06/22/2005	$218,169.86
Total 2004-1 Class A-3 ARS Interest paid						$662,104.10

2004-1 Class B-1 ARS Notes	04/14/2005	3.130%	28	03/17/2005	04/13/2005	$48,021.92
2004-1 Class B-1 ARS Notes	05/12/2005	3.300%	28	04/14/2005	05/11/2005	$50,630.14
2004-1 Class B-1 ARS Notes	06/09/2005	3.360%	28	05/12/2005	06/08/2005	$51,550.68
Total 2004-1 Class B-1 ARS Interest paid						$150,202.74

2005-1 Class B-1 ARS Notes	05/13/2005	3.330%	29	04/14/2005	05/12/2005	$53,650.00
2005-1 Class B-1 ARS Notes	06/10/2005	3.300%	28	05/13/2005	06/09/2005	$51,333.33
Total 2005-1 Class B-1 ARS Interest paid						$104,983.33

2	Auction Rate Security Payments Made During Report Period	$2,963,653.10

3	2003-1 Broker Dealer Fees paid during collection period	03/28/2005 - 04/24/2005	$34,338.89
	2003-1 Broker Dealer Fees paid during collection period	04/25/2005 - 05/24/2005	$36,791.67
	2003-1 Broker Dealer Fees paid during collection period	05/25/2005 - 06/26/2005	$37,812.15
	2004-1 Broker Dealer Fees paid during collection period	03/28/2005 - 04/24/2005	$38,888.89
	2004-1 Broker Dealer Fees paid during collection period	04/25/2005 - 05/24/2005	$41,666.67
	2004-1 Broker Dealer Fees paid during collection period	05/25/2005 - 06/26/2005	$45,833.33
	2005-1 Broker Dealer Fees paid during collection period	04/14/2005 - 05/24/2005	$5,694.44
	2005-1 Broker Dealer Fees paid during collection period	05/25/2005 - 06/26/2005	$4,583.33

4	Total Auction Rate Securities Related Payments From Revenue Fund During Report Period	$3,209,262.47

B.	Auction Rate Securities Paid Between End of Report Period & Distribution Date (07/25/2005)

1 Security Description	Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
2003-1 Class A-2 ARS Notes	07/22/2005	3.330%	28	06/24/2005	07/21/2005	$140,507.50
2003-1 Class A-3 ARS Notes	07/01/2005	3.160%	28	06/03/2005	06/30/2005	$221,200.00
2003-1 Class B-1 ARS Notes	07/01/2005	3.190%	28	06/03/2005	06/30/2005	$49,622.22
2004-1 Class A-2 ARS Notes	07/07/2005	3.240%	28	06/09/2005	07/06/2005	$223,693.15
2004-1 Class A-3 ARS Notes	07/21/2005	3.300%	28	06/23/2005	07/20/2005	$227,835.62
2004-1 Class B-1 ARS Notes	07/07/2005	3.350%	28	06/09/2005	07/06/2005	$51,397.26
2005-1 Class B-1 ARS Notes	07/08/2005	3.300%	28	06/10/2005	07/07/2005	$51,333.33

2	Auction Rate Security payments made between end of Report Period & Distribution Date (07/25/2005)	$965,589.08

C.	Accrued Interest on Notes through End of Report Period

1 Security Description	Interest Rate	# of Days	Start Date	End Date	Interest Payment
2003-1 Class A-1 LIBOR Notes	3.221%	67	04/25/2005	06/30/2005	$664,591.22
2003-1 Class A-2 ARS Notes	3.330%	7	06/24/2005	06/30/2005	$35,126.88
2003-1 Class A-3 ARS Notes	3.160%	28	06/03/2005	06/30/2005	$221,200.00
2003-1 Class B-1 ARS Notes	3.190%	28	06/03/2005	06/30/2005	$49,622.22
2004-1 Class A-1 LIBOR Notes	3.281%	67	04/25/2005	06/30/2005	$1,221,123.39
2004-1 Class A-2 ARS Notes	3.240%	22	06/09/2005	06/30/2005	$175,758.90
2004-1 Class A-3 ARS Notes	3.300%	8	06/23/2005	06/30/2005	$65,095.89
2004-1 Class B-1 ARS Notes	3.350%	22	06/09/2005	06/30/2005	$40,383.56
2005-1 Class A-1 LIBOR Notes	3.198%	78	04/14/2005	06/30/2005	$1,891,847.69
2005-1 Class A-2 LIBOR Notes	3.248%	78	04/14/2005	06/30/2005	$753,085.08
2005-1 Class B-1 ARS Notes	3.300%	21	06/10/2005	06/30/2005	$38,500.00

2	Accrued Interest Payments	$5,156,334.83

V.                                    LIBOR Rate Detail

		Payment Date	Interest Rate	# of Days	Start Date	End Date	Interest Payment
A.	2003-1 Class A-1 LIBOR Notes	04/25/2005	2.760%	90	01/25/2005	04/24/2005	$877,811.10
	2004-1 Class A-1 LIBOR Notes	04/25/2005	2.820%	90	01/25/2005	04/24/2005	$1,410,000.00
	2003-1 Class A-1 LIBOR Notes	07/25/2005	3.221%	91	04/25/2005	07/24/2005	$902,653.75
	2004-1 Class A-1 LIBOR Notes	07/25/2005	3.281%	91	04/25/2005	07/24/2005	$1,658,540.72
	2005-1 Class A-1 LIBOR Notes	07/25/2005	3.198%	102	04/14/2005	07/24/2005	$2,473,954.67
	2005-1 Class A-2 LIBOR Notes	07/25/2005	3.248%	102	04/14/2005	07/24/2005	$984,803.57

VI.                                Distributions

A.	Distribution Amounts thru 07/25/2005	Combined	2003-1 Class A-1	2003-1 Class A-2	2003-1 Class A-3	2003-1 Class B-1	2004-1 Class A-1
1	Quarterly Interest Due	$9,949,194.89	$902,653.75	$750,172.11	$868,000.00	$200,200.00	$1,658,540.72
2	Quarterly Interest Paid	$9,949,194.89	$902,653.75	$750,172.11	$868,000.00	$200,200.00	$1,658,540.72
3	Interest Shortfall	$—	$—	$—	$—	$—	$—

4	Interest Carryover Due	$—	$—	$—	$—	$—	$—
5	Interest Carryover Paid	$—	$—	$—	$—	$—	$—
6	Interest Carryover	$—	$—	$—	$—	$—	$—

7	Quarterly Principal Paid	$28,697,000.00	$16,115,000.00	$12,350,000.00	$—	$—	$—

8	Total Distribution Amount	$38,646,194.89	$17,017,653.75	$13,100,172.11	$868,000.00	$200,200.00	$1,658,540.72

A.	Distribution Amounts thru 07/25/2005	2004-1 Class A-2	2004-1 Class A-3	2004-1 Class B-1	2005-1 Class A-1	2005-1 Class A-2	2005-1 Class B-1
1	Quarterly Interest Due	$863,013.69	$889,939.72	$201,600.00	$2,473,954.67	$984,803.57	$156,316.66
2	Quarterly Interest Paid	$863,013.69	$889,939.72	$201,600.00	$2,473,954.67	$984,803.57	$156,316.66
3	Interest Shortfall	$—	$—	$—	$—	$—	$—

4	Interest Carryover Due	$—	$—	$—	$—	$—	$—
5	Interest Carryover Paid	$—	$—	$—	$—	$—	$—
6	Interest Carryover	$—	$—	$—	$—	$—	$—

7	Quarterly Principal Paid	$—	$—	$—	$232,000.00	$—	$—

8	Total Distribution Amount	$863,013.69	$889,939.72	$201,600.00	$2,705,954.67	$984,803.57	$156,316.66

B.	Principal Distribution Amount Reconciliation		Act Prin. Dist.	Principal Shortfall
1	Pool Balance as of 03/31/2005	$661,475,011.60
	Plus: Pool Balance for Loans Purchased on 04/14/2005	$384,751,335.17
2	Pool Balance as of 06/30/2005	$1,007,046,727.56
3	Principal Distribution Amount (VI. B1 - VI. B2)	$39,179,619.21
4	Plus: Amounts transferred from Acquisiton Fund during Initial Period	$—
5	Total Principal Distribution Amount (VI. B3 + VI. B4)	$39,179,619.21	$38,897,000.00	$(282,619.21)

6	Class A-1 Libor Notes per Schedule I, II and III	$16,347,000.00
7	Class A-2 Libor Notes per Schedule IV	$—
8	Class A-2 ARS Notes ($50,000 increments)	$22,550,000.00
9	Class A-3 ARS Notes ($50,000 increments)	$—
10	Class B-1 ARS Notes ($50,000 increments)	$—
11	Total Notes to be Redeemed	$38,897,000.00

C.	Parity Calculation		After Paydowns
1	Value of Trust Estate as of 06/30/2005	$1,072,394,940.80	$1,033,497,940.80
2	Accrued Interest & Fees on Class A Notes as of 06/30/2005	$6,233,862.40
3	Accrued Interest & Fees on Class B Notes as of 06/30/2005	$204,114.15

4	Net Value of Trust Estate for Senior Parity	$1,066,161,078.40	$1,027,264,078.40
5	Class A Senior Notes outstanding as of 06/30/2005	$1,015,127,000.00	$976,230,000.00
6	Senior Parity Percentage (VI. C4 / VI. C5)	105.03%	105.23%

7	Net Value of Trust Estate for Parity	$1,065,956,964.25	$1,027,059,964.25
8	Total All Notes outstanding as of 06/30/2005	$1,075,127,000.00	$1,036,230,000.00
9	Parity Percentage (VI. C7 / VI. C8)	99.15%	99.12%

D.	Reserve Fund Reconciliation
1	Beginning Period Balance (03/31/2005)	$7,102,992.38
2	Deposits to Reserve Fund	$3,397,591.00
3	Interest Earned	$68,196.11
4	Transfer of Interest Earned to the Revenue Fund	$(58,260.78)
5	Transfer of Excess Reserve to the Revenue Fund	$(272,574.50)
6	Total Reserve Fund Balance Available (06/30/2005)	$10,237,944.21
7	Less: Reserve Fund Investment Earnings Pending Transfer to Revenue Account	$(24,237.71)
8	Total Adjusted Reserve Fund Balance Available (06/30/2005)	$10,213,706.50
9	Required Reserve Fund Balance on Distribution Date (0.95% of Outstanding Notes as of 07/25/2005)	$10,058,410.00
10	Excess Reserve - Transfer to Revenue Fund	$155,296.50

E.	Note Balances	04/25/2005	Paydown Factors	07/25/2005
1	2003-1 A-1 Libor Rate - Note Balance	$110,877,000.00	$16,115,000.00	$94,762,000.00
	2003-1 A-1 Pool Factor	0.5543850	0.0805750	0.4738100000

	2003-1 A-2 ARS Rate - Note Balance	$66,600,000.00	$12,350,000.00	$54,250,000.00
	2003-1 A-2 Pool Factor	0.7400000	0.1372222	0.6027778

	2003-1 A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2003-1 A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	2003-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2003-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-1 Libor Rate - Note Balance	$200,000,000.00	$—	$200,000,000.00
	2004-1 A-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-2 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2004-1 A-2 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 A-3 ARS Rate - Note Balance	$90,000,000.00	$—	$90,000,000.00
	2004-1 A-3 Pool Factor	1.0000000	0.0000000	1.0000000

	2004-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2004-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000

	2005-1 A-1 Libor Rate - Note Balance	$273,000,000.00	$232,000.00	$272,768,000.00
	2005-1 A-1 Pool Factor	1.0000000	0.0008498	0.9991502

	2005-1 A-2 ARS Rate - Note Balance	$107,000,000.00	$—	$107,000,000.00
	2005-1 A-2 Pool Factor	1.0000000	0.0000000	1.0000000

	2005-1 B-1 ARS Rate - Note Balance	$20,000,000.00	$—	$20,000,000.00
	2005-1 B-1 Pool Factor	1.0000000	0.0000000	1.0000000
	Total Notes Outstanding	$1,087,477,000.00		$1,058,780,000.00

VII.                            Series 2003-1, 2004-1 & 2005-1 Notes Waterfall for Distribution

				Available Funds Balance
		Section 4.03		$47,252,601.86
		Total Available Funds (Section III - H)

(c)	(i)	Payments to the Dept of Ed for Consolidation Rebate Fees	$756,920.28	$46,495,681.58

	(ii)	Payments to Servicer	$236,269.96	$46,259,411.62

	(iii)	Payments to Indenture, Eligible Lender & Owner Trustees	$38,846.64	$46,220,564.98

	(iv)	Payments to Auction Agent & Broker Dealer	$104,736.21	$46,115,828.77

	(v)	Payments to Administrator (Provided triggering event did not occur)	$208,910.30	$45,906,918.47

(d)	(i)	Interest payments to Class A Noteholders and Counterparties for derivative products
	(A)	2003-1 Class A-1 Noteholders interest payment	$902,653.75
	(A)	2003-1 Class A-2 Noteholders interest payment	$140,507.50
	(A)	2003-1 Class A-3 Noteholders interest payment	$221,200.00
	(A)	2004-1 Class A-1 Noteholders interest payment	$1,658,540.72
	(A)	2004-1 Class A-2 Noteholders interest payment	$223,693.15
	(A)	2004-1 Class A-3 Noteholders interest payment	$227,835.62
	(A)	2005-1 Class A-1 Noteholders interest payment	$2,473,954.67
	(A)	2005-1 Class A-2 Noteholders interest payment	$984,803.57
	(B)	Counter party payments on Class A derivative products	$—
		Total interest payments to Class A Noteholders and Counterparties	$6,833,188.98	$39,073,729.49

	(ii)	Interest payments to Class B Noteholders and Counterparties for derivative products
	(A)	2003-1 Class B-1 Noteholders interest payment	$49,622.22
	(A)	2004-1 Class B-1 Noteholders interest payment	$51,397.26
	(A)	2005-1 Class B-1 Noteholders interest payment	$51,333.33
	(B)	Counter party payments on Class B-1 derivative products	$—
		Total interest payments to Class B Noteholders and Counterparties	$152,352.81	$38,921,376.68

	(iii)	Principal Payments to the 2003-1 Class A-1 Libor Rate Noteholders (per Schedule I)	$16,115,000.00	$22,806,376.68
	(iv)	Principal Payments to the 2004-1 Class A-1 Libor Rate Noteholders (per Schedule II)	$—	$22,806,376.68
	(v)	Principal Payments to the 2005-1 Class A-1 Libor Rate Noteholders (per Schedule III)	$232,000.00	$22,574,376.68
	(vi)	Principal Payments to the 2005-1 Class A-2 Libor Rate Noteholders (per Schedule IV)	$—	$22,574,376.68

	(vii)	After principal payments per (iii) through (vi) and prior to all Class A-1’s, 2005-1 Class A-2 and other Class A paid in full:
	(A)	Principal payments to 2003-1 Class A-2 Noteholders	$22,550,000.00	$24,376.68
	(B)	Principal payments to 2003-1 Class A-3 Noteholders (after 2003-1 Class A-2 paid in full)	$—	$24,376.68
	(C)	Principal payments to 2004-1 Class A-2 Noteholders (after 2003-1 Class A-2 & A-3 paid in full)	$—	$24,376.68
	(D)	Principal payments to 2004-1 Class A-3 Noteholders (after 2003-1 Class A-2 & A-3 and 2004-1 Class A-2 paid in full)	$—	$24,376.68
	(E)	Principal payments to 2005-1 Class A-1 Libor Rate Noteholders (after 2003-1 Class A-2 & A-3 and 2004-1 Class A-2 & A-3 paid in full)	$—	$24,376.68
		Principal payments to 2005-1 Class A-2 Libor Rate Noteholders (after 2003-1 Class A-2 & A-3 and 2004-1 Class A-2 & A-3 paid in full)	$—	$24,376.68

	(viii)	After all Class A-1’s and 2005-1 Class A-2 paid in full and prior to other Class A paid in full:
	(A) (1)	Principal payments to 2003-1 Class B-1 Noteholders	$—	$24,376.68
	(A) (1)	Principal payments to 2004-1 Class B-1 Noteholders (after 2003-1 Class B-1 paid in full)	$—	$24,376.68
	(A) (1)	Principal payments to 2005-1 Class B-1 Noteholders (after 2003-1 Class B-1 and 2004-1 Class B-1 paid in full)	$—	$24,376.68
	(A) (2) (a)	Principal payments to 2003-1 Class A-2 Noteholders (after all Class B-1’s paid in full)	$—	$24,376.68
	(A) (2) (b)	Principal payments to 2003-1 Class A-3 Noteholders (after all Class B-1’s paid in full)	$—	$24,376.68
	(A) (2) (c)	Principal payments to 2004-1 Class A-2 Noteholders (after all Class B-1’s paid in full)	$—	$24,376.68
	(A) (2) (d)	Principal payments to 2004-1 Class A-3 Noteholders (after all Class B-1’s paid in full)	$—	$24,376.68

	(B) (1)	Principal payments to 2003-1 Class B-1 Noteholders (after all Class A paid in full)	$—	$24,376.68
	(B) (2)	Principal payments to 2004-1 Class B-1 Noteholders (after all Class A and 2003-1 Class B-1 paid in full)	$—	$24,376.68
	(B) (3)	Principal payments to 2005-1 Class B-1 Noteholders (after all Class A and 2003-1 Class B-1 & 2004-1 Class B-1 paid in full)	$—	$24,376.68

	(ix)	To the Reserve Fund, amount, if any, to reinstate balance to Reserve Fund Requirement	$—	$24,376.68

	(x)	If Parity is not at least 101.5% or Senior Parity is not at least 105%, to the Distribution account to pay principal on Class A Notes on next respective distribution date the least amount required to increase the Parity to 101.5% and Senior Parity to 105%	$—	$24,376.68

	(xi)	If Parity is not at least 101.5%, to the Distribution account to pay principal on Class B Notes on their next respective distribution date, the least amount required to increase the Parity to at least 101.5%	$—	$24,376.68

	(xii)	To the Distribution account, any Class A carryover amounts, to be paid on next Distribution Date	$24,376.68	$—

	(xiii)	To the Distribution account, any Class B carryover amounts, to be paid on next Distribution Date	$—	$—

	(xiv)	pro rata, to counterparites under each derivative product on Class A Notes, the amount of any termination payments due and payable	$—	$—

	(xv)	pro rata, to counterparites under each derivative product on Class B Notes, the amount of any termination payments due and payable	$—	$—

	(xvi)	Remaining Administration Fee payable (if triggering event has occurred)	$—	$—

	(xvii)	To the depositor, the remaining amounts after application of the preceding clauses if, and after giving effect to the transfer of any amounts to the depositor, the parity percentage is equal to at least 101.5% and the senior parity percentage is equal to at least 105%	$—	$—

VIII.                        Series 2003-1, 2004-1 & 2005-1 Portfolio Characteristics

		Weighted Avg. Coupon		Number of Loans		%		Principal Balance		%
		3/31/2005	6/30/2005	3/31/2005	6/30/2005	3/31/2005	6/30/2005	3/31/2005	6/30/2005	3/31/2005	6/30/2005

	Borrower Status Distribution:
1	Interim
	In-School	2.770%	2.770%	17	13	0.02%	0.01%	$44,188.30	$29,106.99	0.01%	0.00%
	Grace	0.000%	2.770%	—	4	0.00%	0.00%	$—	$16,197.01	0.00%	0.00%
	Total - Interim	2.770%	2.770%	17	17	0.02%	0.01%	$44,188.30	$45,304.00	0.01%	0.00%

2	Deferment
	Current	4.160%	4.426%	8,626	10,911	8.67%	9.08%	$51,748,466.62	$87,157,779.51	7.85%	8.69%

3	Forebearance
	Current	4.693%	4.766%	6,343	8,589	6.37%	7.15%	$46,179,376.94	$82,467,347.99	7.00%	8.22%

4	Repayment
	Current	4.443%	4.286%	79,834	94,562	80.23%	78.70%	$535,195,374.81	$783,635,266.68	81.17%	78.15%
	31-60 Days Delinquent	5.218%	5.504%	1,929	2,650	1.94%	2.21%	$12,066,912.61	$23,153,795.57	1.83%	2.31%
	61-90 Days Delinquent	5.323%	5.414%	686	1,362	0.69%	1.13%	$4,037,517.74	$11,529,503.55	0.61%	1.15%
	91-120 Days Delinquent	5.440%	5.671%	439	674	0.44%	0.56%	$2,352,330.27	$5,617,765.52	0.36%	0.56%
	121-150 Days Delinquent	4.948%	5.843%	362	513	0.36%	0.43%	$1,645,432.75	$4,616,807.66	0.25%	0.46%
	151-180 Days Delinquent	5.173%	6.414%	240	135	0.24%	0.11%	$1,127,856.92	$978,573.67	0.17%	0.10%
	181-210 Days Delinquent	5.068%	5.259%	221	128	0.22%	0.11%	$1,166,044.80	$597,174.98	0.18%	0.06%
	211-240 Days Delinquent	4.884%	5.242%	229	196	0.23%	0.16%	$1,154,135.38	$944,030.26	0.18%	0.09%
	241-270 Days Delinquent	4.609%	4.706%	270	128	0.27%	0.11%	$1,136,632.36	$617,918.13	0.17%	0.06%
	271-300 Days Delinquent	4.752%	5.214%	157	138	0.16%	0.11%	$649,314.49	$810,470.08	0.10%	0.08%
	301-330 Days Delinquent	4.428%	4.675%	30	44	0.03%	0.04%	$185,217.02	$231,325.95	0.03%	0.02%
	> 330 Days Delinquent	0.000%	4.231%	—	4	0.00%	0.00%	$—	$3,959.82	0.00%	0.00%

5	Claims in Process	4.552%	4.577%	127	107	0.13%	0.09%	$693,773.12	$375,856.49	0.11%	0.04%
6	Rejected claims (uninsured)	4.170%	4.170%	1	1	0.00%	0.00%	$2,625.00	$2,625.00	0.00%	0.00%
	Total - Repayment	4.466%	4.399%	99,494	120,142	99.98%	99.99%	$659,341,010.83	$1,002,740,200.86	99.99%	100.00%

	Total Portfolio	4.466%	4.399%	99,511	120,159	100.00%	100.00%	$659,385,199.13	$1,002,785,504.86	100.00%	100.00%

IX.                      Payment History and CPRs

Quarter End Date	Actual Ending Principal Balance	Annualized Current Quarter CPR*	Cumulative CPR

12/31/2003	$383,127,671.53	4.304%
03/31/2004	$362,909,283.01	9.241%
06/30/2004	$345,620,253.67	7.080%
09/30/2004	$708,073,630.00	6.995%
12/31/2004	$686,594,703.79	4.559%
03/31/2005	$659,385,199.13	7.326%
06/30/2005	$1,002,785,504.86	8.866%	7.156%

* - ‘Annualized Current Quarter CPR’ is based on the current collection period’s ending principal balance calculated against the expected principal balance assuming no prepayments. Prepayments are limited to consolidation payoffs for this period.

X.                          Floating Rate Swap and Interest Rate Cap Payments/Receipts

A.	Floating Rate Swap Receipts/Payments

	Swap Notional Amount	No Derivative Agreement for this period

Pay Fixed Rate
Receive Floating Rate

Amount Received/(Paid)

B.	Interest Rate Cap Payments Due to	No Derivative Agreement for this period

Cap Notional Amount

CP
Cap %

Excess Over Cap

Cap Payments Due to	$0.00